UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                [GRAPHIC OMITTED]

       Date of Report (Date of earliest event reported): October 24, 2007

                             MID PENN BANCORP, INC.
                                [GRAPHIC OMITTED]

             (Exact name of registrant as specified in its charter)

                   Pennsylvania                               1-13677                        25-1666413
--------------------------------------------------- ----------------------------  ----------------------------------
(State or other jurisdiction of incorporation)       (Commission File Number)      (IRS Employer Identification No.)

                349 Union Street, Millersburg, PA                                        17061
------------------------------------------------------------------  ------------------------------------------------
            (Address of principal executive offices)                                  (Zip Code)


                                  717-692-2133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

         On October 24, 2007, the Registrant amended Article 25, Sections 25.1 and 25.2 of its By-laws to provide for uncertificated shares.

         The Amended and Restated By-laws are attached hereto as Exhibit 3(ii) and are incorporated in this Item 5.03 by reference.

     ITEM 9.01      Financial Statements and Exhibits

     (a)    Financial Statements and Exhibits

            None.

     (b)    Pro Forma Financial Information

            None.

     (c)    Shell Company Transactions.

            Not applicable.

     (d)    Exhibits.

   Exhibit Number                           Description
---------------------- ---------------------------------------------------------
   3(ii)                            Amended and Restated By-laws.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MID PENN BANCORP, INC.
                                               (Registrant)


Dated:  October 24, 2007                       /s/ Alan W. Dakey
                                               ---------------------------------
                                               Alan W. Dakey
                                               President and Chief Executive
                                               Officer

                                  Exhibit Index


   Exhibit Number                            Description
---------------------- ---------------------------------------------------------
       3(ii)                            Amended and Restated By-laws.